Exhibit 99.1

Amended & Restated Employment Agreement

by and between

Neoforma, Inc.

and

Robert J. Zollars

This Amended and Restated Employment Agreement is entered into as of December 16, 2004 (the “Effective Date”), by and between Neoforma, Inc., a Delaware corporation (the “Company”), and Robert J. Zollars (the “Executive”).

WHEREAS, the Company desires to continue to employ the Executive as of the Effective Date and the Executive desires to continue employment with the Company on the terms and conditions set forth below;

WHEREAS, the Company and Executive desire this Amended and Restated Employment Agreement to replace and supercede the Employment Agreement entered into between them as of July 1, 1999;

NOW, THEREFORE, in consideration of the foregoing recitals and the respective covenants and agreements of the parties contained in this document, the Company and the Executive agree as follows:

1. Employment and Duties. During the Employment Period (as defined in paragraph 2 below), the Executive will serve as Chairman and Chief Executive Officer of the Company. The duties and responsibilities of the Executive shall include the duties and responsibilities for the Executive’s corporate offices and positions as set forth in the Company’s bylaws from time to time in effect and such other duties and responsibilities as the board of directors of the Company (the “Board of Directors”) may from time to time reasonably assign to the Executive, in all cases to be consistent with the Executive’s corporate offices and positions. The Executive shall perform faithfully the executive duties assigned to him to the best of his ability. The Executive will serve as a Director and Chairman of the Board of Directors of the Company without additional compensation.

2. Employment Period.

(a) Basic Rule. The employment period shall begin December 16, 2004 and shall continue thereafter (the “Employment Period”) unless terminated pursuant to the provisions of this Agreement.

(b) Termination. The Company may terminate the Executive’s employment by giving the Executive notice in writing. The Executive may terminate his employment by giving the Company 30 days’ advance written notice. Upon termination of the Executive’s employment with the Company, the Executive’s rights under any applicable benefit plans shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(b).

(c) Death. The Executive’s employment shall terminate in the event of his death. In that event, any portion of the Option (as defined in paragraph 6(a) below) that was scheduled to vest within one (1) year of the Executive’s death shall become vested as of the date of death and the Company’s right of repurchase shall lapse as to those shares. The Company shall have no obligation to pay or provide any other compensation or benefits under this Agreement on account of the Executive’s death, or for periods following the Executive’s death, provided that the Company’s obligations under paragraph 11 shall not be interrupted as a result of the Executive’s death. The Executive’s rights under the benefit plans of the Company in the event of the Executive’s death shall be determined under the provisions of those plans.

(d) Cause. The Company may terminate the Executive’s employment for cause by giving the Executive notice in writing. For all purposes under this Agreement, “Cause” shall mean (A) fraud, misappropriation embezzlement or material misconduct on the part of the Executive, (B) the Executive’s failure to materially perform his duties for the Company when, and to the extent, requested by the Board, or its lawfully designated representative, to do so and failure to correct same within five (5) business days after notice from the Board or its lawfully designated representative requesting the Executive to do so, or (C) the Executive’s material breach of this Agreement, or other agreements between the Executive and the Company and such breach continues for a period of five (5) business days after notice from the Board or its lawfully designated representative of such breach.

(e) Disability. The Company may terminate the Executive’s employment for Disability by giving the Executive notice in writing. For all purposes under this Agreement, “Disability” shall mean that the Executive, at the time notice is given, has been unable to substantially perform his duties under this Agreement for a period of not less than six (6) consecutive months as the result of his incapacity due to physical or mental illness. In that event, any portion of the Option (as defined in paragraph 6(a) below) that was scheduled to vest within one (1) year of the Executive’s termination due to Disability shall become vested as of the date of such termination and the Company’s right of repurchase shall lapse as to those shares. If the Executive resumes the performance of substantially all of his duties hereunder before the termination of his employment under this subparagraph (e) becomes effective, the notice of termination and the accelerated Option vesting shall automatically be deemed to have been revoked. No compensation or benefits will be paid or provided to the Executive under this Agreement on account of termination for Disability, or for periods following the date when such a termination of employment is effective. The Executive’s rights under the benefit plans of the Company shall be determined under the provisions of those plans.

(f) Good Reason. Employment with the Company may be regarded as having been constructively terminated by the Company, and the Executive may therefore terminate his employment for Good Reason, if he resigns his employment within twelve (12) months of a “Change of Control” of the Company and a “Material Adverse Effect” on his employment with the Company or any successor corporation within one (1) year subsequent to the Change of Control. For purposes of this Agreement, a “Change of Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities who is not already such as of December 13, 2004; or (ii) individually, any of VHA Inc., University HealthSystem Consortium (UHC), Novation LLC or any of their affiliates becomes the beneficial owner of 10% of the securities of the Company not owned by them individually as of December 13, 2004; or (iii) the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets; or (iv) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (v) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of December 13, 2004, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii), (iii) or (iv) above, or in connection with an actual or threatened proxy contest relating to the election of directors to the Company. For purposes of this Agreement, “Material Adverse Effect” shall mean either the termination without Cause, or without Executive’s express written consent, a material reduction in Executive’s employment responsibilities, duties, position, or compensation in effect immediately prior to such reduction, or relocation to a facility or location more than 50 miles from the Company’s present location.

3. Place of Employment. The Executive’s services shall be performed at the Company’s principal executive offices in San Jose, California. The parties acknowledge, however, that the Executive may be required to travel in connection with the performance of his duties hereunder.

4. Base Salary. For all services to be rendered by the Executive pursuant to this Agreement, the Company agrees to pay the Executive during the Employment Period a base salary (the “Base Salary”) at an annual rate of not less than $500,000. The Base Salary shall be paid in periodic installments in accordance with the Company’s regular payroll practices. The Company agrees to review the Base Salary at least annually as of the payroll payment date nearest each anniversary of the Effective Date and to make such increases therein as the Board of Directors may approve.

5. Bonus. For each fiscal year during the Employment Period, the Executive will be eligible to receive an annual bonus (the “Bonus”) of at least $500,000 for such fiscal year based upon certain financial criteria to be specified by the Board of Directors including revenue and profitability targets and/or other organizational milestones. Any Bonus payable hereunder shall be payable annually in accordance with the Company’s normal practices and policies.

6. Restricted Stock and Stock Options. The Company’s Board of Directors may, in its discretion, grant additional option(s) or restricted stock (the “Option”) to Executive under the July 1, 1999 Stock Option Plan (the “Stock Plan”) or outside of the Stock Plan, and any such Option shall include such other terms as the Board of Directors may specify that are not inconsistent with the terms hereof. The Option will expire on the first to occur of: (i) in the event the Executive’s employment terminates by reason of the Executive’s death or by the Company as a result of the Executive’s Disability, twelve (12) months from the date of such termination; (ii) in the event the Executive terminates his employment for Good Reason, or in the event the Company terminates the Executive’s employment other than for Cause, twelve (12) months from the date of such termination; (iii) in the event the Executive resigns (other than for Good Reason) or is terminated by the Company for Cause, ninety (90) days after the date of such resignation or termination; or (iv) ten (10) years from the date of grant of each such Option.

7. Expenses. The Executive shall be entitled to prompt reimbursement by the Company for all reasonable ordinary and necessary travel, entertainment, and other expenses incurred by the Executive during the Employment Period (in accordance with the policies and procedures established by the Company for its senior executive officers) in the performance of his duties and responsibilities under this Agreement; provided, that the Executive shall properly account for such expenses in accordance with Company policies and procedures.

8. Other Benefits. During the Employment Period, the Executive shall be entitled to participate in employee benefit plans or programs of the Company, if any, to the extent that his position, tenure, salary, age, health and other qualifications make him eligible to participate, subject to the rules and regulations applicable thereto.

9. Vacations and Holidays. The Executive shall be entitled to four (4) weeks paid vacation and Company holidays in accordance with the Company’s policies in effect from time to time for its senior executive officers.

10. Other Activities. The Executive shall devote substantially all of his working time and efforts during the Company’s normal business hours to the business and affairs of the Company and its subsidiaries and to the diligent and faithful performance of the duties and responsibilities duly assigned to him pursuant to this Agreement, except for vacations, holidays and sickness. However, the Executive may devote a reasonable amount of his time to civic, community, or charitable activities and, with the prior written approval of the Board of Directors, to serve as a director of other corporations and to other types of business or public activities not expressly mentioned in this paragraph. The Company agrees that the Executive may continue serving as a director of VWR International, For Health Technologies and Alliance Medical consistent with this provision.

11. Termination Benefits. If the Executive’s employment terminates prior to the end of the Employment Period, then the Executive shall be entitled to receive severance and other benefits as follows:

(a) Material Adverse Effect after Change in Control. Upon a “Change of Control” of the Company and a “Material Adverse Effect” on Executive’s employment with the Company or any successor corporation within one (1) year subsequent to the Change of Control, Company terminates the Executive other than for Disability or Cause, or if the Executive terminates his employment for Good Reason, then, in lieu of any severance benefits to which the Executive may otherwise be entitled under any Company severance plan or program, the Executive shall be entitled to payment equivalent to (1) salary equal to 24 months of base salary, payable in a lump sum, less applicable withholdings and deductions, and within 30 calendar days; (2) a Bonus of $1,000,000 dollars, payable in a lump sum, less applicable withholdings and deductions, and within 30 calendar days; (3) an additional 24 months of service for purposes of determining the number of Options in which Executive is vested; and (4) for 24 months following Executive’s termination, Company-paid health, dental, vision, long-term disability and life insurance coverage at the same level of coverage as was provided to Executive (and Executive’s dependents if Executive’s dependents were covered at the time of the Change of Control) immediately prior to the Change of Control and at the same ratio of Company premium payment to Executive’s premium payment as was in effect immediately prior to the Change of Control (provided, however, that each such coverage shall not be provided if Executive obtains alternative coverage through new employment or through a governmental program during such period). Any such coverage may be subject to the terms of the applicable plans. .If Company terminates the Executive’s employment for Cause, then the Executive shall not be entitled to any Bonus for the fiscal year in which such termination occurs.

(b) Other Termination. In the event the Executive’s employment terminates for any reason other than as described in paragraph 11(a) above, including by reason of the Executive’s death, Disability or resignation other than for Good Reason, then the Executive shall be entitled to receive severance and any other benefits only as may then be established under the Company’s existing severance and benefit plans and policies at the time of such termination.

(c) Limitation on Payments. In the event that the severance and other benefits (including, without limitation, accelerated vesting of stock options) provided for in this Agreement or otherwise payable to the Executive (i) constitute “parachute payments” within the meaning of Section 280G of the Code, and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Executive’s benefits under this Agreement shall be reduced to the extent necessary in order to avoid such benefits being subject to the Excise Tax.

Unless the Company and the Executive otherwise agree in writing, any determination required under this Section shall be made in writing by the Company’s independent public accountants (the “Accountants”), whose determination shall be conclusive and binding upon the Executive and the Company for all purposes. For purposes of making the calculations required by this Section, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code. The Company and the Executive shall furnish to the Accountants such information and documents as the Accounts may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

12. Proprietary Information. During the Employment Period and thereafter, the Executive shall not, without the prior written consent of the Board of Directors, disclose or use for any purpose (except in the course of his employment under this Agreement and in furtherance of the business of the Company or any of its affiliates or subsidiaries) any confidential information or proprietary data of the Company. As an express condition of the Executive’s employment with the Company, the Executive agrees to execute confidentiality agreements as requested by the Company, including but not limited to the Company’s Confidential Information and Invention Assignment Agreement which is attached hereto as Exhibit A and incorporated herein by reference.

13. Non-Solicit. The Executive covenants and agrees with the Company that during his employment with the Company and for a period expiring one (1) year after the date of termination of such employment, he will not solicit any of the Company’s then-current employees to terminate their employment with the Company or to become employed by any firm, company or other business enterprise with which the Executive may then be connected.

14. Right to Advice of Counsel. The Executive acknowledges that he has had the opportunity to consult with counsel and is fully aware of his rights and obligations under this Agreement.

15. Successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption agreement prior to the effectiveness of any such succession shall entitle the Executive to the benefits described in paragraph 11 of this Agreement, subject to the terms and conditions therein.

16. Absence of Conflict. The Executive represents and warrants that his employment by the Company as described herein shall not conflict with and will not be constrained by any prior employment or consulting agreement or relationship and that he is not aware of any claims, pending or threatened, against him in relation to any such prior agreement or relationship.

17. Assignment. This Agreement and all rights under this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees, successors and assigns. This Agreement is personal in nature, and neither of the parties to this Agreement shall, without the written consent of the other, assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity; except that the Company may assign this Agreement to any of its affiliates or wholly-owned subsidiaries, provided, that such assignment will not relieve the Company of its obligations hereunder. If the Executive should die while any amounts are still payable to the Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive’s devisee, legatee, or other designee or, if there be no such designee, to the Executive’s estate.

18. Notices. For purposes of this Agreement, notices and other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive: Robert J. Zollars

If to the Company: Neoforma, Inc.

3061 Zanker Road

San Jose, CA 95134

Attention: General Counsel

or to such other address or the attention of such other person as the recipient party has previously furnished to the other party in writing in accordance with this paragraph. Such notices or other communications shall be effective upon delivery or, if earlier, three days after they have been mailed as provided above.

19. Integration. This Agreement and the Exhibits hereto and any other agreements referred to herein represent the entire agreement and understanding between the parties as to the subject matter hereof and supersede all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto. If there is any inconsistency between this Agreement and any other agreement referred to herein, then the terms of this Agreement will govern.

20. Waiver. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder shall not be deemed to constitute a waiver thereof. Additionally, a waiver by either party or a breach of any promise hereof by the other party shall not operate as or be construed to constitute a waiver of any subsequent breach by such other party.

21. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

22. Taxes. All payments made pursuant to this Agreement shall be subject to withholding of applicable income and employment taxes.

23. Indemnity. The Company will indemnify and provide a defense to the Executive to the full extent permitted by law with respect to any claims arising out of the performance of his duties under this Agreement.

24. Headings. The headings of the paragraphs contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

25. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of California.

26. Counterparts. This Agreement may be executed in one or more counterparts, none of which need contain the signature of more then one party hereto, and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Neoforma, Inc.

/s/ Daniel Eckert
DANIEL ECKERT
PRESIDENT

EXECUTIVE:

/s/ ROBERT J. ZOLLARS

EXHIBIT A - Confidential Information and Invention Assignment Agreement

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